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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                  FORM 8-K/A-2

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


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                       Date of Report: September 24, 1997
                        (Date of earliest event reported)


                       SALOMON SMITH BARNEY HOLDINGS INC.
             (Exact name of registrant as specified in its charter)


            Delaware                      1-4346                 22-1660266
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
         Incorporation)                                   Identification Number)

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                              388 Greenwich Street
                            New York, New York 10013
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (212) 816-6000
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                  Salomon Smith Barney Holdings Inc. hereby amends its Current
Report on Form 8-K originally filed with the Securities and Exchange Commission (the "Commission") on September 29, 1997 (and as amended by its Current Report on Form 8-K/A filed with the Commission on October 28, 1997 (the "Report"), as set forth in more detail below:

ITEM 5. OTHER EVENTS

                  The second paragraph of Item 5 of the Report is hereby amended to read in its entirety as follows:

                  "Smith Barney's Annual Report on Form 10-K for the year ended December 31, 1996, which includes the consolidated financial statements of Smith Barney and its subsidiaries as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996, is being filed as Exhibit
99.03 to this Form 8-K and is incorporated in by reference herein. Smith Barney's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, which includes the unaudited condensed consolidated financial statements of Smith Barney and its subsidiaries as of June 30, 1997 and for the six-month periods ended June 30, 1997 and 1996, is being filed as Exhibit 99.04 to this Form 8-K and is incorporated by reference herein. Unaudited Pro Forma Condensed Combined Financial Statements for Smith Barney which give effect to the merger of the Registrant and Smith Barney are being filed as Exhibit 99.06 to this Form 8-K and are incorporated by reference herein."

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  Item 7 of the Report is hereby amended by deleting in its entirety each of Exhibits 23.01, 99.01, 99.02, and 99.05 to the Report and by deleting any and all references to each such exhibit in Item 7.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report or amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 1, 1997


                                             Salomon Smith Barney Holdings Inc.


                                             By: /s/  Robert H. Mundheim
                                                --------------------------------
                                          Name:  Robert H. Mundheim
                                          Title: General Counsel